united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

CT CORPORATION SYSTEM

1300 EAST NINTH STREET, CLEVELAND, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/17

ITEM 1. REPORTS TO SHAREHOLDERS.

Empiric 2500

Fund

Semi-Annual Report

March 31, 2017

This report is for the shareholders of the Empiric 2500 Fund. Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus.

Fellow Shareholders,

The NAV of the Fund’s Class “A” shares on March 31st, 2017 was $33.35 per share. Cumulative and annualized returns are below.

Cumulative Returns %	Class A	Class A
Ended 03.31.17	(No Sales	(Max 5.75%
	Charges)	Charge	Class C	Benchmark[1]
Last 20 Years	355.37%	334.89%	—	353.82%
Last 10 Years	40.25%	32.18%	30.05%	106.27%
Last 5 Years	50.68%	42.00%	45.05%	86.71%
Since Inception (A) 11/06/1995	483.64%	457.44%	—	502.10%
Since Inception (C) 10/07/2005	—	—	53.56%	152.02%
Annual Returns %
Last 20 Years	7.87%	7.63	—	7.86%
Last 10 Years	3.44%	2.83%	2.66%	7.51%
Last 5 Years	8.54%	7.26%	7.72%	13.30%
Since Inception (A)	8.59%	8.36%	—	8.75%
Since Inception (C)	—	—	3.81%	8.39%
Short-term Returns (%)
Last 3 Months	3.51%	-2.46%	3.29%	6.25%
Last 6 Months	8.00%	1.80%	7.57%	9.01%
Last 12 Months	15.72%	9.06%	14.79%	19.77%
Net Expense Ratio	1.98%	—	2.73%	—

[1]	Prior to 09/30/2013, the Benchmark Index is the S&P 500. For periods after 09/30/2013, the Benchmark Index is the Russell 2500 Growth. For comparisons periods that straddle 09/30/2013, we use the S&P 500. For periods after 09/30/2013, we use the Russell 2500 Growth.

Performance data quoted represents past performance which does not guarantee future results. Investment returns and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. To obtain performance to the most recent month-end, please call 1.800.880.0324, or visit our website at www.EmpiricFunds.com. Class C shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Performance data shown with Max 5.75% charge reflects the maximum sales charge. Performance data shown with no sales charges does not reflect current maximum sales charge. Had the sales charges been included, the Fund’s returns would have been lower. Shaded areas indicate the highest comparative return for the period. Inception date for the Class A shares is 11/06/1995 and for the Class C shares 10/07/2005.

4430-NLD-5/10/2017

Management Letter

The backdrop for stocks remains positive. Consumers and businesses are showing high confidence in the economy and in their expectations for growth. High confidence usually produces higher consumer spending and higher business investment, both positives for growth. The Federal Reserve (“Fed”), too, sees more growth as evidenced by their stated willingness to hike rates two to three more times this year. After a drought in the last 18 months, company earnings have begun to grow year-over-year again. We expect a strong first quarter earnings. Stocks follow earnings. And like the U.S. economy, the tide also is rising across the world. As always, much can go wrong, but economies are getting healthier which supports higher stock prices. Our biggest concerns center on high valuations. High valuations make future returns lower and add risk into stock investing.

US consumer confidence surges to 16-year high

Consumer confidence is at a 16-year high (115.2) exceeded only by its all-time high (121.1) at the height of the dot.com bubble. Hitting a 3-month high in April, household spending growth should rebound in the second quarter. According to Capital Economics, “On past form, the expectations index is consistent with real consumption growth accelerating to over 5% annualized. We don’t expect consumption growth to be quite that strong. But it does support our view that, after a very disappointing first quarter, consumption will expand at a relatively healthy 2.5 to 3.0 annualized pace over the rest of the year.”1

[1]	Capital Economics, “US Rapid Response”, 13 April, 2017.

4430-NLD-5/10/2017

CEO Confidence at Highest Levels since 2014

The Conference Board reports that CEO confidence, after rebounding sharply in the fourth quarter of last year, increased again in the first quarter of 2017 to its highest level since 2014. Even though the first quarter GDP was weak, probably less than 1.0% annualized, business investment growth was strong, perhaps by as much as 7%. Given that in 2016 investment contracted by 0.6%, any growth would add to GDP. On a separate note, the Conference Board’s leading economic index rose again for the third consecutive month. As reported in the Wall Street Journal, “Ataman Ozyildirim, director of business cycles and growth research at The Conference Board, said the U.S. economy may accelerate if consumer spending and investment pick up.” 2

The Fed is More Optimistic

In the last two years, after promising several rate hikes, in each year the Fed raised once. We have changed our tune from one rate hike this year to a likelihood of three or four hikes. We believe that the Fed is more optimistic on the economy is positive. But we don’t want them to get too positive and do what they have done historically done, which is to raise rates too quickly and inadvertently induce recession. Given that inflation is running north of 2%, moving the Fed funds rate from 0.75% to 1.5% should not cut off the expansion. Inflation adjusted short rates would still be negative should the Fed get up to 1.5%.

Earnings are improving

While we are still very early in the first quarter earnings cycle, S&P reports for the week of April 17, 2017 show that “29 companies in the S&P 500 have reported earnings thus so far. 76% have reported earnings better than street expectations, polled by S&P Capital IQ analysts. Collectively, the S&P 500 has reported a +3.5% EPS surprise. Of those companies that have announced earnings, 34% have shown

[2]	WSJ, “Conference Board’s Leading Economic Indicator Index Rises Again in March”, by Austen Hufford, April 20, 2017

4430-NLD-5/10/2017

double digit or better year-over-year growth. The CQ1 2017 blended expected growth rate for the S&P 500 is +9.65%” 3

What Could go Wrong?

So the investing environment is one in which:

✓	CEO confidence is at its highest level since Q2 2004;

✓	Small Business Optimism Index also at its highest level since 2004;

✓	Consumer Confidence is at its highest since August 2001;

✓	the U.S. Leading Economic Index is still robust;

✓	activity indices such as the ISM Manufacturing Purchasing Managers Index also indicate a strong economy.

What then could go wrong?

There is always much around the world that can cause problems. Usually, the unanticipated event causes the largest stock drops. Not many foresaw that default rates for mortgages could reach levels that would endanger the solvency of some of our largest financial institutions. Additionally, investors have an unwavering belief that the Fed can anticipate problems and deftly correct with monetary policy. Of course, if that were true the economy would never have booms or busts because the Fed would correct impending booms by tightening just enough, or loosening before impending downturns just enough so that there would be no busts. But it ain’t so—it’s not the history we have witnessed. Just in the last two major downturns, the Fed missed the tech bubble, and missed the mortgage bubble. We don’t know any better than the Fed when an economic or political event might cause problems for stocks. But we do know this—events will happen. With stocks richly valued, probably in the top decile of historic valuations, the market would likely drop more than the usual 20-30% drop.

[3]	S&P Global Market Intelligence, “S&P 500 Earnings Report – Week of 04/17/2017”

4430-NLD-5/10/2017

Additionally, we are unlikely to get the historic per year average of 10-12% returns of stocks for the next decade. Mid-single digit returns are more likely. If we could step aside like a bull fighter and miss the downturn that would be wonderful. But to do so is very difficult. History suggests most who try to time markets end up with much lower returns.

The Outlook

For at least the last ten years, we believe that stock valuation has generally been ignored by investors. The thinking: Any company that is growing is good enough. We think valuation is becoming important again. Value does better in rising interest rate environments. We are still below normal interest rates, but the Fed and other central banks are slowly moving back to market interest rates. Additionally, if the economy can get better growth than the anemic 2.1% since the last recession, that would also favor value. Finally, for value to do so poorly for such a long stretch (10+ years) has never happened before. We think that the value spurt at the end of last year may be the beginning of valuation outperformance. Since the Fund is managed with a value bent, such a shift would be very positive for shareholders.

We appreciate your confidence investing along with us.

Respectfully submitted,

Mark A Coffelt, CFA	Loren M Coffelt

markcoffelt@empiricadvisors.com	lorenmark@empiricadvisors.com

The benchmarks used are the S&P 500 index and the Russell 2500 Growth index. The S&P 500 is representative of the 500 largest companies in the U.S and is considered representative of the large capitalization U.S. universe. Prior to 09/30/2013 when we invested in large stocks, the S&P 500 was our primary benchmark. Beginning 09/30/2013 we shifted focus to small and mid-cap companies and use the Russell 2500 Growth index which is the smallest 2500 companies in the Russell 3000 with growth characteristics as defined by Russell. It is considered representative of small and mid-capitalization U.S. companies.

4430-NLD-5/10/2017

Empiric 2500 Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2017

The Fund’s performance figures* for each of the periods ended March 31, 2017, compared to its benchmark:

			5 Year Return	10 Year Return	Since Inception
	6 Months	1 Year Return	(Annualized)	(Annualized)	(Annualized)
Empiric 2500 Fund Class A	8.00%	15.72%	8.54%	3.44%	8.59%
Empiric 2500 Fund Class A with Load (a)	1.80%	9.06%	7.26%	2.83%	8.36%
Russell 2500 Total Return Index (b)	10.11%	21.53%	12.60%	7.71%	8.75%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Advisor and the Trust, with respect to the Fund, have entered into an Expense Limitation Agreement under which the Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, acquired fund fees and expenses, 12b-1 distribution fees and extraordinary expenses, do not exceed 1.98% for Class A, of the Fund’s average daily net assets through January 31, 2018. Fee waivers or reimbursements by the Advisor are subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in effect at the time of the waiver and the expense limitation in place at the time of recapture. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-839-7424.

(a)	Class A shares are subject to a maximum sales load of 5.75%, which decreases depending on the amount invested.

(b)	The Russell 2500 Total Return Index measures the performance of the small to mid-cap segment of the U.S. equity universe and includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

Empiric 2500 Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2017

The Fund’s performance figures* for each of the periods ended March 31, 2017, compared to its benchmark:

			5 Year Return	10 Year Return	Since Inception
	6 Months	1 Year Return	(Annualized)	(Annualized)	(Annualized)
Empiric 2500 Fund Class C	7.57%	14.79%	7.72%	2.66%	3.81%
Russell 2500 Total Return Index (a)	10.11%	21.53%	12.60%	7.71%	8.39%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Advisor and the Trust, with respect to the Fund have entered into an Expense Limitation Agreement under which the Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, acquired fund fees and expenses, 12b-1 distribution fees and extraordinary expenses, do not exceed 2.73% for Class C, of the Fund’s average daily net assets through January 31, 2018. Fee waivers or reimbursements by the Advisor are subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in effect at the time of the waiver and the expense limitation in place at the time of recapture. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-839-7424.

(a)	The Russell 2500 Total Return Index measures the performance of the small to mid-cap segment of the U.S. equity universe and includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

Empiric 2500 Fund
Portfolio Weightings (Unaudited)
March 31, 2017

The percentages in the above chart are based on the portfolio holdings as a percentage of net assets of the Fund as of March 31, 2017 and are subject to change.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2017

Shares		Fair Value

	COMMON STOCKS - 97.4%
	AEROSPACE/DEFENSE - 0.5%
3,756	Astronics Corp.*	$119,178

	AIRLINES - 2.3%
1,299	Allegiant Travel Co.	208,165
6,899	Hawaiian Holdings, Inc. *	320,458
		528,623
	AUTO PARTS & EQUIPMENT - 1.9%
13,654	American Axle & Manufacturing Holdings, Inc. *	256,422
3,193	Tenneco, Inc.	199,307
		455,729
	BEVERAGES - 0.6%
1,002	Boston Beer Co, Inc.*	144,939

	BIOTECHNOLOGY - 4.5%
19,030	Applied Genetic Technologies Corp.*	131,307
7,648	Emergent BioSolutions, Inc.*	222,098
14,036	Halozyme Therapeutics, Inc.*	181,907
2,370	Ligand Pharmaceuticals, Inc.*	250,841
6,320	MacroGenics, Inc.*	117,552
8,430	Myriad Genetics, Inc.*	161,856
		1,065,561
	BUILDING MATERIALS - 5.5%
1,073	Apogee Enterprises, Inc.	63,962
9,892	Continental Building Products, Inc.*	242,354
2,272	Masonite International Corp.*	180,056
11,170	NCI Building Systems, Inc.*	191,565
4,316	Patrick Industries, Inc.*	306,004
4,322	Trex Co, Inc.*	299,903
		1,283,844
	CHEMICALS - 0.7%
4,708	PolyOne Corp.	160,496

	COMMERCIAL SERVICES - 10.4%
4,110	Avis Budget Group, Inc.*	121,574
4,388	Barrett Business Services, Inc.	239,672
5,664	Brink’s Co.	302,741
6,046	Forrester Research, Inc.	240,328
14,247	Information Services Group, Inc.*	44,878
3,908	Insperity, Inc.	346,444
10,956	Kforce, Inc.	260,205
5,261	Medifast, Inc.	233,430
4,148	Robert Half International, Inc.	202,547
5,044	TransUnion*	193,437
2,347	WEX, Inc.*	242,915
		2,428,171

See accompanying notes to financial statements.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
March 31, 2017

Shares		Fair Value

	COMPUTERS - 4.7%
6,729	Carbonite, Inc.*	$136,599
4,334	EPAM Systems, Inc.*	327,304
4,571	MAXIMUS, Inc.	284,316
9,404	Syntel, Inc.	158,269
6,474	TeleTech Holdings, Inc.	191,630
		1,098,118
	DIVERSIFIED FINANCIAL SERVICES - 5.3%
6,558	Altisource Portfolio Solutions SA* (a)	241,334
1,333	Credit Acceptance Corp.* (a)	265,813
3,201	Evercore Partners, Inc.	249,358
7,252	Moelis & Co.	279,202
1,100	Westwood Holdings Group, Inc.	58,751
16,397	WisdomTree Investments, Inc.	148,885
		1,243,343
	ELECTRIC - 1.0%
7,050	Spark Energy, Inc. (a)	225,248

	ENGINEERING & CONSTRUCTION - 0.7%
2,564	Argan, Inc.	169,609

	ENTERTAINMENT - 4.8%
4,520	Cinemark Holdings, Inc.	200,417
18,206	Scientific Games Corp.*	430,572
10,015	SeaWorld Entertainment, Inc.	182,974
1,676	Vail Resorts, Inc.	321,624
		1,135,587
	FOREST PRODUCTS & PAPER - 0.6%
2,550	Clearwater Paper Corp.*	142,800

	HEALTHCARE-PRODUCTS - 10.6%
8,190	Bruker Corp.	191,073
7,629	Globus Medical, Inc.*	225,971
4,932	Hologic, Inc.*	209,857
2,029	IDEXX Laboratories, Inc.*	313,704
1,300	iRadimed Corp.*	11,570
4,668	Masimo Corp.*	435,338
24,122	MiMedx Group, Inc.*	229,883
6,937	Repligen Corp.*	244,182
3,521	ResMed, Inc.	253,406
7,128	Surmodics, Inc.*	171,428
3,046	Utah Medical Products, Inc.	189,766
		2,476,178
	HEALTHCARE-SERVICES - 2.2%
4,349	HealthSouth Corp.	186,181
4,905	US Physical Therapy, Inc.	320,297
		506,478
	HOME FURNISHINGS - 2.2%
3,988	American Woodmark Corp.*	366,098
3,310	Tempur Sealy International, Inc. *	153,783
		519,881
	HOUSEWARES - 1.2%
4,422	Toro Co.	276,198

See accompanying notes to financial statements.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
March 31, 2017

Shares		Fair Value

	INSURANCE - 0.9%
1,910	Crawford & Co.	$19,157
16,195	eHealth, Inc.*	194,988
		214,145
	INTERNET - 3.7%
33,082	DHI Group, Inc.*	130,674
23,680	Groupon, Inc.*	93,062
9,739	NIC, Inc.	196,728
692	Stamps.com, Inc.*	81,898
10,656	Web.com Group, Inc.*	205,661
2,987	WebMD Health Corp.*	157,355
		865,378
	INVESTMENT COMPANIES - 0.4%
32,792	Real Industry, Inc.*	93,457

	LEISURE TIME - 1.3%
3,600	Polaris Industries, Inc.	301,680

	LODGING - 1.2%
12,735	Boyd Gaming Corp.	280,298

	MISCELLANEOUS MANUFACTURING - 3.1%
2,433	Chase Corp.	232,108
15,211	Myers Industries, Inc.	241,094
3,793	Trinseo SA	254,510
		727,712
	OFFICE FURNISHINGS - 0.8%
6,299	Herman Miller, Inc.	198,733

	OFFICE BUSINESS EQUIPMENT - 0.6%
10,853	Pitney Bowes, Inc.	142,283

	PACKAGING & CONTAINERS - 2.7%
9,708	Owens-Illinois, Inc.*	197,849
2,572	Packaging Corp of America	235,647
3,596	Silgan Holdings, Inc.	213,459
		646,955
	PHARMACEUTICALS - 6.8%
9,674	Depomed, Inc.*	121,409
6,457	Insys Therapeutics, Inc.* (a)	67,863
7,339	Natural Health Trends Corp.	212,097
11,041	Nektar Therapeutics*	259,132
3,632	Neurocrine Biosciences, Inc.*	157,266
14,399	Sucampo Pharmaceuticals, Inc.*	158,389
10,913	Supernus Pharmaceuticals, Inc.*	341,577
4,606	USANA Health Sciences, Inc.*	265,306
		1,583,039
	REAL ESTATE - 1.6%
7,189	Marcus & Millichap, Inc.*	176,706
3,886	RMR Group, Inc.	192,357
		369,063

See accompanying notes to financial statements.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
March 31, 2017

Shares		Fair Value

	RETAIL - 4.3%
4,091	Big Lots, Inc.	$199,150
10,607	Bloomin’ Brands, Inc.	209,276
3,261	Brinker International, Inc.	143,353
1,074	Panera Bread Co.*	281,248
3,450	Williams-Sonoma, Inc.	184,989
		1,018,016
	SOFTWARE - 7.1%
3,348	Computer Programs & Systems, Inc. (a)	93,744
8,677	CSG Systems International, Inc.	328,077
3,406	Ebix, Inc.	208,618
4,708	Envestnet, Inc.*	152,068
2,454	Fair Isaac Corp.	316,443
4,453	Manhattan Associates, Inc.*	231,779
13,313	Quality Systems, Inc.*	202,890
5,151	Synchronoss Technologies, Inc.*	125,684
		1,659,303
	TELECOMMUNICATIONS - 1.6%
13,271	General Communication, Inc.*	276,037
4,539	GTT Communications, Inc.*	110,525
		386,562
	TRANSPORTATION - 1.6%
2,160	Landstar System, Inc.	185,004
9,239	Swift Transportation Co. *	189,769
		374,773

	TOTAL COMMON STOCKS (Cost $21,578,388)	22,841,378

See accompanying notes to financial statements.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
March 31, 2017

Shares		Fair Value

	REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.2%
3,260	Colony NorthStar, Inc.	$42,087
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS) (Cost $49,190)	42,087

	SHORT-TERM INVESTMENTS - 6.5%
	INVESTEMENT PURCHASED AS SECURITIES LENDING COLLATERAL - 3.7%
866,347	Fidelity Investments Money Market Funds - Government Portfolio 0.56%**(c)	866,347

	MONEY MARKET FUND - 2.8%
665,810	Fidelity Investments Money Market Funds - Government Portfolio 0.56%**	665,810

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,532,157)	1,532,157

	TOTAL INVESTMENTS IN SECURITIES - 104.1% (Cost $23,159,735) (b)	$24,415,622
	LIABILITIES IN EXCESS OF OTHER ASSETS - (4.1)%	(965,466)
	TOTAL NET ASSETS - 100.0%	$23,450,156

*	Non-Income producing security.

**	Interest rate reflects seven-day effective yield on March 31, 2017.

(a)	All or a portion of the security is out on loan at March 31, 2017. Total loaned securities had a market value of $847,400 at March 31, 2017.

(b)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $23,169,361 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

(c)	All or a portion of the security is segregated as collateral for securities on loan at March 31, 2017. Total collateral had a market value of $866,347 at March 31, 2017.

Unrealized appreciation	$2,576,133
Unrealized depreciation	(1,329,872)
Net unrealized appreciation	$1,246,261

See accompanying notes to financial statements.

Empiric 2500 Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2017

ASSETS
Investment securities:
At cost	$23,159,735
At value (including collateral for loaned securities)	$24,415,622
Dividends and interest receivable	14,688
Prepaid expenses and other assets	8,665
TOTAL ASSETS	24,438,975

LIABILITIES
Securities lending collateral	866,347
Distribution (12b-1) fees payable	69,102
Investment advisory fees payable	26,104
Payable for Fund shares repurchased	6,801
Fees payable to other affiliates	1,248
Accrued expenses and other liabilities	19,217
TOTAL LIABILITIES	988,819
NET ASSETS	$23,450,156

Composition of Net Assets:
Paid in capital	$24,730,470
Accumulated net investment loss	(121,193)
Accumulated net realized loss from security transactions	(2,415,008)
Net unrealized appreciation on investments	1,255,887
NET ASSETS	$23,450,156

Net Asset Value Per Share:
Class A Shares:
Net Assets	$22,268,460
Shares of beneficial interest outstanding (a)	667,809
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$33.35
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$35.38

Class C Shares:
Net Assets	$1,181,696
Shares of beneficial interest outstanding (a)	38,840
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$30.42

(a)	Unlimited number of shares of benficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 12 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

Empiric 2500 Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2017

INVESTMENT INCOME
Dividends	$136,323
Interest	805
Securities lending income - net	26,630
TOTAL INVESTMENT INCOME	163,758

EXPENSES
Investment advisory fees	114,656
Distribution (12b-1) fees:
Class A	27,189
Class C	5,900
Administration fees	31,803
MFund service fees	12,928
Compliance officer fees	12,576
Non 12b-1 shareholder servicing fees	8,747
Audit Fees	6,118
Printing and postage expenses	5,022
Legal Fees	4,037
Trustees fees and expenses	3,819
Registration fees	3,537
Custodian fees	2,803
Insurance expense	910
Other expenses	1,537
TOTAL EXPENSES	241,582

Less: Fees waived by the Manager	(10,091)
NET EXPENSES	231,491
NET INVESTMENT LOSS	(67,733)

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investments	1,486,834
Net change in unrealized appreciation on investments	344,417

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	1,831,251

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,763,518

See accompanying notes to financial statements.

Empiric 2500 Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the
	March 31, 2017	Year Ended
	(Unaudited)	September 30, 2016
FROM OPERATIONS
Net investment loss	$(67,733)	$(91,816)
Net realized gain (loss) from investments	1,486,834	(3,749,267)
Net realized gain from redemptions in kind	—	439,852
Net change in unrealized appreciation on investments	344,417	4,578,666
Net increase in net assets resulting from operations	1,763,518	1,177,435

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	202,992	1,615,908
Class C	2,309	16,940
Payments for shares redeemed:
Class A	(1,108,080)	(5,709,429)
Class C	(88,694)	(441,230)
Net decrease in net assets from shares of beneficial interest	(991,473)	(4,517,811)

TOTAL DECREASE IN NET ASSETS	772,045	(3,340,376)

NET ASSETS
Beginning of Period	22,678,111	26,018,487
End of Period *	$23,450,156	$22,678,111
* Includes accumulated net investment loss of:	$(121,193)	$(53,460)

SHARE ACTIVITY
Class A:
Shares Sold	6,238	56,594
Shares Redeemed	(34,572)	(199,525)
Net decrease in shares of beneficial interest outstanding	(28,334)	(142,931)

Class C:
Shares Sold	80	676
Shares Redeemed	(3,070)	(16,672)
Net decrease in shares of beneficial interest outstanding	(2,990)	(15,996)

See accompanying notes to financial statements.

Empiric 2500 Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class A
	Six Months
	Ended		Year		Year		Year		Year		Year
	March 31, 2017		Ended		Ended		Ended		Ended		Ended
	(Unaudited)		September 30, 2016		September 30, 2015		September 30, 2014		September 30, 2013		September 30, 2012
Net asset value, beginning of period	$30.88		$29.15		$35.83		$34.11		$27.73		$22.92
Activity from investment operations:
Net investment income (loss)	(0.09	) (1)	(0.10	) (1)	0.06	(1)	(0.26	) (1)	(0.10	) (1)	(0.20)
Net realized and unrealized gain (loss) on investments	2.56		1.83		(2.53)		5.59		6.48		5.01
Total from investment operations	2.47		1.73		(2.47)		5.33		6.38		4.81
Less distributions from:
Return of Capital	—		—		(0.93)		—		—		—
Net realized gains	—		—		(3.28)		(3.61)		—		—
Total distributions	—		—		(4.21)		(3.61)		—		—
Net asset value, end of period	$33.35		$30.88		$29.15		$35.83		$34.11		$27.73
Total return (2)	8.0	% (9)	5.9%		(8.6)%		16.0%		23.0	% (3)	21.0	% (4)
Net assets, at end of period (000s)	$22,268		$21,495		$24,462		$33,539		$32,712		$31,872
Ratio of gross expenses to average net assets (5)(7)	2.06	% (10)	2.09%		1.82%		1.78%		1.95%		1.76%
Ratio of net expenses to average net assets after reimbursement or recapture (7)	1.98	% (6)(10)	1.98	% (6)	1.87	% (6)	1.78	% (6)	1.90	% (6)	1.76%
Ratio of net investment income (loss) to average net assets (7)(8)	(0.55	%) (10)	(0.34)%		0.18%		(0.73)%		(0.33)%		(0.70)%
Portfolio Turnover Rate	75	% (9)	171%		166%		622%		789%		540%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not waived or recaptured a portion of the Fund’s expenses, total returns would have been lower or higher.

(3)	Includes increase from payment made by the Advisor of 0.1% related to the trading errors reimbursement. Without these transactions, total return would have been 22.9%.

(4)	Includes increase from payment made by the Advisor of 0.1% related to the trading errors reimbursement. Without these transactions, total return would have been 20.9%.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Effective February 1, 2013, the Advisor has agreed to reimburse expenses in order to cap the Class A shares expenses. Please refer to Note 3 in the Notes to Financial Statements for further details.

(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Not Annualized

(10)	Annualized.

See accompanying notes to financial statements.

Empiric 2500 Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class C
	Six Months
	Ended		Year		Year		Year		Year		Year
	March 31, 2017		Ended		Ended		Ended		Ended		Ended
	(Unaudited)		September 30, 2016		September 30, 2015		September 30, 2014		September 30, 2013		September 30, 2012
Net asset value, beginning of period	$28.28		$26.91		$33.60		$32.42		$26.55		$22.11
Activity from investment operations:
Net investment loss	(0.19	) (1)	(0.30	) (1)	(0.19	) (1)	(0.50	) (1)	(0.31	) (1)	(0.40)
Net realized and unrealized gain (loss) on investments	2.33		1.67		(2.29)		5.29		6.18		4.84
Total from investment operations	2.14		1.37		(2.48)		4.79		5.87		4.44
Less distributions from:
Return of Capital	—		—		(0.93)		—		—		—
Net realized gains	—		—		(3.28)		(3.61)		—		—
Total distributions	—		—		(4.21)		(3.61)		—		—
Net asset value, end of period	$30.42		$28.28		$26.91		$33.60		$32.42		$26.55
Total return (2)	7.6	% (9)	5.1%		(9.2)%		15.1%		22.1	% (3)	20.1	% (4)
Net assets, at end of period (000s)	$1,182		$1,183		$1,556		$2,164		$2,338		$2,179
Ratio of gross expenses to average net assets (5)(7)	2.81	% (10)	2.84%		2.57%		2.53%		2.70%		2.51%
Ratio of net expenses to average net assets after reimbursement or recapture (7)	2.73	% (6)(10)	2.73	% (6)	2.62	% (6)	2.53	% (6)	2.65	% (6)	2.51%
Ratio of net investment loss to average net assets (7)(8)	(1.30	%) (10)	(1.12)%		(0.59)%		(1.47)%		(1.08)%		(1.45)%
Portfolio Turnover Rate	75	% (9)	171%		166%		622%		789%		540%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Advisor not waived or recaputred a portion of the Fund’s expenses, total returns would have been lower or higher.

(3)	Includes increase from payment made by the Advisor of 0.1% related to the trading errors reimbursement. Without these transactions, total return would have been 22.0%.

(4)	Includes increase from payment made by the Advisor of 0.1% related to the trading errors reimbursement. Without these transactions, total return would have been 20.0%.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Effective February 1, 2013, the Advisor has agreed to reimburse expenses in order to cap the Class C shares expenses. Please refer to Note 3 in the Notes to Financial Statements for further details.

(7)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Not Annualized

(10)	Annualized.

See accompanying notes to financial statements.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2017

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (“the Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). These financial statements include the following series: Empiric 2500 Fund, formerly the Empiric Core Equity Fund, (the “Fund”). The Trust currently consists of thirty-nine series. The Fund is a separate diversified series of the Trust. Empiric Advisors, Inc. (the “Advisor”), acts as the investment advisor to the Fund. The Fund’s Class A shares commenced operations on November 6, 1995. The Fund’s Class C shares commenced operations on October 7, 2005. Prior to October 7, 2005, the shares of the Fund had no specific class designation. As of that date, all of the then outstanding shares were redesignated as Class A shares. The Fund’s investment objective is capital appreciation.

The Fund offers two classes of shares: Class A and Class C shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Fund and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

a) Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. The Fund may invest in portfolios of open-end or closed-end investment companies and exchange traded funds (the “Underlying Funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the Underlying Funds. The shares of many closed-end investment companies and exchange traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchange traded fund purchased by the Fund will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Board of Trustees of the Trust (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2017

markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2017:

Assets		Level 2	Level 3
		(Other Significant	(Other Significant
Security	Level 1	Observable	Unobservable
Classifications (a)	(Quoted Prices)	Inputs)	Inputs)	Totals
Common Stocks	$22,841,378	$—	$—	$22,841,378
Real Estate Investment Trusts	42,087	—	—	42,087
Investment Purchased as Securities Lending Collateral	866,347			866,347
Short-Term Investments	665,810	—	—	665,810
Total	$24,415,622	$—	$—	$24,415,622

(a)	As of and during the period ended March 31, 2017, the Fund held no securities that were considered to be “Level 2” or “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. There were no transfers into and out of any Level during the current period presented. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period. Refer to the Schedule of Investments for industry classification.

Offsetting of Financial Assets and Derivative Liabilities –

The following table presents the Funds’ financial assets available for offset under a master netting arrangement net of collateral pledged as of March 31, 2017.

				Gross Amounts Not Offset in the Statement of
Assets:				Assets & Liabilties
			Net Amounts of Assets
		Gross Amounts Offset in	Presented in the
	Gross Amounts of	the Statement of Assets	Statement of Assets &		Cash Collateral
Description	Recognized Assets	& Liabilities	Liabilities	Financial Instruments	Reveived	Net Amount
Securities Lending	$866,347	$—	$866,347	$—	$866,347	$—
Total	$866,347	$—	$866,347	$—	$866,347	$—

b) Federal Income Tax – The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provisions are required.

As of and during the period ended March 31, 2017 the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of March 31, 2017, the Fund did not incur any interest or penalties. As required, Trust management has analyzed the Fund’s tax positions taken on returns filed for open tax years (2014 to 2016) or expected to be taken in the Fund’s 2017 tax returns. The tax filings are open for examination by applicable taxing authorities, U.S. Federal, Nebraska, and foreign jurisdictions. No examination of the Fund’s tax returns are presently in progress.

c) Distribution to Shareholders – Distributions of net investment income and capital gains to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date and are distributed on an annual basis.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2017

d) Multiple Class Allocations – Income, non-class specific expenses and realized or unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

e) Other – Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

f) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g) Commitments and Contingencies – In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

h) Sales charges (loads) – A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the year ended March 31, 2017, there were no CDSC fees paid.

i) Security Loans – The Fund has entered into a securities lending agreement with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. The Fund receives compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the market value of the collateral falls below 102% of market value plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the borrowers to bring the collateralization back to 102%.

(2)	INVESTMENT TRANSACTIONS

For the period ended March 31, 2017, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales(a)
$ 16,907,314	$ 18,073,165

(a)	The Fund may participate in a program operated by ReFlow Fund, LLC (“ReFlow”). The program is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the Fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the Fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the Fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of the other sources of liquidity, such as the Fund’s short-term lending arrangement or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. The Fund will waive any redemption fee with respect to redemptions by ReFlow. When covering net sales for the Fund, ReFlow normally utilizes Redemptions In-Kind.

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

The Trust, with respect to the Fund has entered into an investment advisory agreement (“Advisor Agreement”) with the Advisor, pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.00% of the average daily net assets of the Fund. The Advisor pays expenses incurred by it in connection with acting as investment manager to the Fund other than

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2017

costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and certain other expenses paid by the Fund (as detailed in the Advisor Agreement). The Advisor pays for all employees, office space and facilities required by it to provide services under the Advisor Agreement, with the exception of specific items of expense (as detailed in the Advisor Agreement). For the period ended March 31, 2017, investment advisory fees of $114,656 were incurred by the Fund.

The Advisor has contractually agreed to reduce its management fee and/or reimburse the Fund so that the Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, acquired fund fees and expenses, and extraordinary expenses, do not exceed 1.97% and 2.73% of Class A and Class C of the Fund’s average daily net assets through January 31, 2018. This expense cap may not be terminated prior to this date except by the Board. Expenses reimbursed and/or fees reduced by the Advisor may be recaptured by the Advisor for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved within the foregoing expense limit. For the period ended September 30, 2016, the Advisor reduced its fees in the amount of $27,365 which is subject to recapture pursuant to the aforementioned conditions no later than September 30, 2019. For the period ended March 31, 2017, the Manager waived Advisory Fees and/or reimbursed expenses in the amount of $10,091.

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the period ended March 31, 2017, the Fund incurred $12,928 for such fees.

A Trustee and Officer of the Trust is also the controlling member of MFund, Alphacentric Advisors LLC, and Catalyst Capital Advisors LLC (Alphacentric and Catalyst each serve as investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Empiric Distributor acted as the broker of record on executions of purchases and sales of the Fund’s portfolio investments. For those services, Empiric Distributor received $0 in brokerage commissions from the Fund for the period ended March 31, 2017. Certain Officers and/or employees of the Advisor have an affiliation with Empiric Distributor. For the period ended March 31, 2017, Empiric Distributor, an affiliated broker, received $2 in underwriter commissions from the sale of shares of the Empiric 2500 Fund.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Fund for serving in such capacity.

Pursuant to the Services Agreements, MFund provides chief compliance officer services to the Fund. For these services, the Fund pays MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Fund reimburses MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Services Agreement. For the period ended March 31, 2017, the Fund incurred $12,576 for such fees.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, will be paid a quarterly retainer of $500 and will receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the Funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust receives an additional fee of $150 per fund in the Trust per quarter. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per Fund in the Trust per period. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2017

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1(the “Plan”), under the 1940 Act for Class A shares and Class C shares, that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse Northern Lights Distributors, LLC (the “Distributor”) and the Advisor for distribution related expenses.

(4)	TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the year ended September 30, 2015 was as follows:

Fiscal Year Ended
September 30, 2015
Ordinary Income	$2,720,602
Long-Term Capital Gain	479,246
Return of Capital	908,438
$4,108,286

The fund did not have distributions for the year ended September 30, 2016.

As of September 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(3,606,737)	$(338,939)	$—	$901,844	$(3,043,832)

The difference between book basis and tax basis undistributed net investment loss, accumulated net realized losses and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $53,460.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $3,553,277.

At September 30, 2016, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Expiring FYE	Short-Term	Long-Term	Total
$—	$314,895	$24,044	$338,939

Permanent book and tax differences, primarily attributable to net operating losses and tax adjustments for C-Corporation return of capital distributions and realized gain (loss) on in-kind redemptions, resulted in reclassification for the year ended September 30, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$399,028	$38,356	$(437,384)

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2017

(5)	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

(6)	SUBSEQUENT EVENTS

Subsequent events occurring after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Empiric 2500 Fund
Additional Information (Unaudited) (Continued)
March 31, 2017

Consideration and Renewal of Management Agreement Between Empiric Advisors, Inc. and Mutual Fund Series Trust with respect to Empiric 2500 Fund

In connection with a regular meeting held on February 13, 2017, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a management agreement (the “Management Agreement”) between the Trust and Empiric Advisors, Inc. (“Empiric”), with respect to Empiric 2500 Fund (the “Fund”) .

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement. In connection with its deliberations regarding renewal of the Management Agreement, the Board reviewed materials prepared by Empiric.

Nature, Extent and Quality of Services. The Board reviewed the materials provided by Empiric. They noted that Empiric had been a longstanding adviser to the Fund with an excellent history of being responsive to the Board. The Trust’s CCO reported that Empiric had no material compliance issues. He also reported that he had favorable interactions with Empiric’s compliance personnel. After discussion, the Board concluded that Empiric performed consistently, steadfastly pursued the Fund’s objectives, and continued to provide services in line with the Board’s expectations.

Performance. The Board reviewed the Fund’s performance noting the strong returns over the 1-year period relative to the peer group and Morningstar category. The Board considered that the Fund’s 5-year performance was in line with the peer group and had outperformed the Morningstar category. Although there had been some volatility in Fund performance, the Board agreed that overall returns were reasonable.

Fees and Expenses. The Board noted that Empiric charges an advisory fee of 1.00% which was higher than the peer group and Morningstar category, but within the range of fees for both. The Board considered that Empiric had contractually agreed to limit total fund expenses, and, after waiver, earned a net advisory fee of 0.88% which was lower than the benchmark averages. After discussion, the Board concluded that Empiric’s advisory fee was reasonable.

Profitability. The Board considered Empiric’s profitability in connection with its relationship to the Fund. The Board noted that Empiric realized a loss in connection with its relationship to the Fund. The Board concluded that excessive profit was not a concern at this time.

Economies of Scale. The Board considered whether Empiric had realized economies of scale with respect to the management of the Fund and agreed that the Fund had not reached asset levels providing economies of scale at this time. They determined to continue considering the matter of economies of scale as the Fund’s assets grow. The Board noted that Empiric anticipated that the Fund would realize economies of scale at approximately $500 million to $1 billion in assets, and that it may be appropriate to reduce the fee or provide breakpoints if the Fund achieves such asset levels, but this depends on how expenses are impacted by changes in regulations and other factors.

Conclusion. Having requested and received such information from Empiric as the Board believed to be reasonably necessary to evaluate the terms of the management agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Management Agreement was in the best interests of the shareholders of the Fund.

Empiric 2500 Fund
EXPENSE EXAMPLES (Unaudited)
March 31, 2017

As a shareholder of the Empiric 2500 Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Empiric 2500 Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2016 through March 31, 2017.

Actual Expenses

The “Actual” Expenses line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	10/1/16	3/31/17	10/1/16 – 3/31/17	10/1/16 – 3/31/17
Class A	$1,000.00	$1,080.00	$10.27	1.98%
Class C	1,000.00	1,075.70	14.13	2.73

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	10/1/16	3/31/17	10/1/16 – 3/31/17	10/1/16 – 3/31/17
Class A	$1,000.00	$1,015.06	$9.95	1.98%
Class C	1,000.00	1,011.32	13.69	2.73

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

**	Annualized.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

Empiric 2500 Fund
Additional Information (Unaudited)
March 31, 2017

Proxy Voting Policy and Portfolio Holdings

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-839-7424; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-839-7424; and on the Commission’s website at http://www.sec.gov.

Mutual Fund Series Trust
17605 Wright Street
Omaha, NE 68130

ADVISOR
Empiric Advisors, Inc.
500 N. Capital of Texas Highway
Building 8, Suite 150
Austin, TX 78746

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

DISTRIBUTOR
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
The Huntington National Bank
7 Easton Oval
Columbus, OH 43219

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 9. Submission of Matters to a Vote of Security Holder. None.

ITEM 10. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President
Date: June 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
Principal Executive Officer/President
Date: June 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Principal Financial Officer/Treasurer
Date: June 5, 2017